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                                                                    EXHIBIT 23.2

                        CONSENT OF KPMG PEAT MARWICK LLP

  We consent to the use of our report included herein and to the reference to our Firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG Peat Marwick LLP
                                          _____________________________________
                                          KPMG Peat Marwick LLP

Los Angeles, California
July 1, 1996